Supplement dated February 12, 2003 to the Prospectus dated

                      May 1, 2002 for Park Avenue Life 97

                          and to the Prospectus dated

                       May 1, 2002 for Park Avenue Life 95

-------------------------------------------------------------------------------


The following supplemental information should be read in conjunction with the Prospectuses dated May 1, 2002 for the Variable Whole Life Insurance Policies with Modified Scheduled Premiums issued by The Guardian Insurance & Annuity Company, Inc. ("GIAC") through The Guardian Separate Account K and marketed under the names "Park Avenue Life (PAL) 95" and "Park Avenue Life (PAL) 97".

Effective beginning March 31, 2003, the benefit available to you under the heading "Fixed-Benefit Insurance During the First 24 Months" (page 60 of PAL 95 and page 61 of PAL 97) shall be amended. As of March 31, 2003, you may exchange your Park Avenue Life policy for a level premium, fixed-benefit whole life policy issued by us or one of our affiliates until the later of the insured's attained age 70 or the second policy anniversary. All other provisions of this benefit and this prospectus shall remain unchanged.

      This benefit may not be available in all states. Please contact your registered representative for more information.

  This Supplement should be retained with the Prospectus for future reference